SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2015

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Priestly Drive, Carlsbad, California 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of the stockholders held on December 4, 2014 the stockholders of International Stem Cell Corporation (the “Company”) authorized the Board of Directors of the Company (the “Board”), in its discretion, to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio from and including one-for-fifty (1:50) to and including one-for-one-hundred-fifty (1:150), with such ratio to be determined by the Board. On July 21, 2015 the Board determined to set the specific reverse stock split ratio at one-for-one-hundred-fifty (1:150) (the “Reverse Stock Split”) and approved the final form of Certificate of Amendment to the Company Certificate of Incorporation to effectuate the Reverse Stock Split (the “Certificate of Amendment”).

The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on July 22, 2015, and the Reverse Stock Split shall become effective in accordance with the terms of the Certificate of Amendment at 12:01 a.m. Eastern Daylight Time on July 29, 2015 (the “Effective Time”).

At the Effective Time, every 150 shares of Common Stock issued and outstanding will be automatically combined into one share of issued and outstanding Common Stock, without any change in the par value per share. No fractional shares will be issued in connection with the Reverse Stock Split. In accordance with the Certificate of Amendment, any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole number. Beginning with the opening of trading on July 29, 2015, the Company’s common stock will trade on the OTC QB on a Reverse Stock Split adjusted basis with a new CUSIP number of 460378 201.

The Reverse Stock Split will result in a proportionate adjustment to (i) the per share exercise price and the number of shares of Common Stock issuable upon the exercise of outstanding stock options and warrants and (ii) the number of shares issuable upon conversion of shares of our preferred stock, as well as the number of shares of Common Stock eligible for issuance under the Company’s Equity Participation Plans.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

	By:	/s/ Sofya Bakalova
Sofya Bakalova
Vice President, Legal Affairs and Operations

Dated: July 28, 2015